Notes payable consisted of the following (Details) (USD $)	Jun. 30, 2014	Dec. 31, 2013
Short-Term
Owl Holdings	$ 3,000	$ 3,000
Strategic IR	60,000
Total Short-Term Notes Payable	63,000	3,000
Long-Term
JAZ-CEH Holdings, LLC	105,000	105,000
Accrued interest	5,464	1,532
Total Long-Term Notes Payable	110,464	106,532
Total Notes Payable	173,464	109,532
Unsecured promissory note with JAZ-CEH Holdings LLC with a face value	$ 105,000	$ 105,000
Note bears interest per annum	7.50%	7.50%